SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  NOVEMBER 26, 2001
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
-------    -------------

     On November 26, 2001, NTL Incorporated issued a press release announcing the merger of its 1G operations in France with Noos, the leading French broadband communications company.

     The full text of the Press Release is attached to this report as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.                            Page
-------    ----------------------------------                            ----

           Exhibits

99.1       Press release, dated November 26, 2001.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: November 26, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Press release, dated November 26, 2001

                                                                    Exhibit 99.1
NTL LOGO



MEDIA RELEASE

                    NTL MERGES ITS FRENCH NETWORK WITH NOOS

New York (November 26, 2001) - NTL Incorporated  (NYSE: NLI; Nasdaq Europe:
NTLI), the UK's leading broadband communications company, announces that it has merged its 1G operations in France with Noos, the leading French broadband communications company. The merger follows the acquisition by NTL Incorporated of a 27% interest and by Morgan Stanley Dean Witter Capital Partners IV, LLC of a 22.9% interest in Noos in May 2001. The remaining 50.1% is owned by Suez.

Ends


More on NTL

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.5 million residential cable telephony and Internet customers, including approximately 1.5 million off-net Internet and telephony customers.

More on Noos:

o Noos is the marketing brand of Suez Lyonnaise Telecom. Its shareholder group is made up of Suez (50.1%), NTL Incorporated (27%), and Morgan Stanley Dean Witter Capital Partners IV, LLC (22.9%). o Noos is the French market's number one cable operator, with over 800,000 customers. o Noostv, the a la carte Noos digital television service, offers a choice of more than 140 TV channels, radio stations, and specialty services. With Noosnet, its cable access Internet service, Noos is the first French operator to offer an innovative 'round the clock, unlimited Internet connection service, with monthly subscription rates starting at EUR29. Noos has a staff of 1,000 and manages 21 major regional networks which, when in full service, will serve over 3 million households.

FOR MORE INFORMATION CONTACT:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (+1) 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, (+1) 212 371 5999

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)01256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144, or via e-mail at investorrelations@ntl.com

Press Contact:
Clive Hamond, clive.hammond@ntleurope.com, Tel. 44 (0) 7876 131 641 www.ntl.com/europe/news